UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2016

UNITED COMMUNITY BANKS, INC.

(Exact name of registrant as specified in its charter)

Georgia	No. 001-35095	No. 58-180-7304
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

125 Highway 515 East
Blairsville, Georgia 30512
(Address of principal executive offices)

Registrant's telephone number, including area code:
(706) 781-2265

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2016, United Community Banks, Inc. (the “Company”) entered into Amendment No. 4 (the “Amendment”) to the Company’s 2000 Key Employee Stock Option Plan (as Amended and Restated effective as of March 15, 2007) (the “Equity Plan”). The Amendment was previously adopted by the Company’s Board of Directors on March 18, 2016 and approved by the Company’s shareholders at the Company’s Annual Meeting of Shareholders held on May 11, 2016.

The Amendment modifies the existing Equity Plan to: (1) increase the number of shares available for new awards under the Equity Plan from 248,166 shares to a total of 2,250,000 available shares (in excess of the 954,160 shares covered by outstanding awards under the Equity Plan); (2) provide that the number of shares that may be granted from available shares as full-value awards will be the same as the total number of shares reserved for issuance under the Equity Plan; (3) impose limits on shares that may be granted pursuant to awards to any one non-employee director of the Company in one year; (4) limit the percentage of shares available for grants of restricted stock and restricted stock units with restriction periods of less than three years (or less than one year for performance-based grants); and (5) extend the term of the Equity Plan.

A detailed summary of the Amendment is set forth in the Company’s definitive proxy statement for the 2016 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 31, 2016. That summary and the foregoing description of the terms of the Amendment do not purport to be complete and are qualified in their entirety by reference to the Amendment, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 23, 2016, the Company filed with the Georgia Secretary of State, Articles of Amendment to the Company’s Restated Articles of Incorporation, as amended (the “Articles”), to increase the number of authorized shares of common stock, par value $1.00, from 100,000,000 shares to 150,000,000 shares. The amendment to the Articles was previously approved by the Company’s shareholders at the Company’s Annual Meeting of Shareholders held on May 11, 2016.

A copy of the Articles of Amendment is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Articles of Amendment to the Restated Articles of Incorporation of United Community Banks, Inc., as amended

10.1	Amendment No. 4 to the United Community Banks, Inc. 2000 Key Employee Stock Option Plan (As Amended and Restated Effective as of March 15, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

By:	/s/ Rex S. Schuette
Rex S. Schuette
Executive Vice President and
Chief Financial Officer

Date: June 23, 2016

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Articles of Amendment to the Restated Articles of Incorporation of United Community Banks, Inc., as amended

10.1	Amendment No. 4 to the United Community Banks, Inc. 2000 Key Employee Stock Option Plan (As Amended and Restated Effective as of March 15, 2007)